EXHIBIT 10

                    FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of the 31st day of March, 1995 among AIRBORNE FREIGHT CORPORATION (the "Borrower"), WACHOVIA BANK OF GEORGIA, N.A., as Agent (the "Agent") and WACHOVIA BANK OF GEORGIA, N.A., ABN AMRO BANK N.V., UNITED STATES NATIONAL BANK OF OREGON, SEATTLE - FIRST NATIONAL BANK, CIBC, INC., NATIONAL CITY BANK, COLUMBUS (as assignee of Continental Bank N.A.), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE BANK OF NEW YORK and NBD BANK, N.A. (collectively, the ("Banks");

                           W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent and the Banks executed and delivered that certain Credit Agreement, dated as of the 19th day of November, 1993 (the "Credit Agreement");

     WHEREAS, the Borrower has requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

     1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     2. Amendments to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended in the following respects:

          (a) the definition of "Applicable Margin" hereby is amended by deleting the percentages in clause (ii) (x), (y) and
(z) thereof, as set forth below, and substituting therefor the new percentages set forth below opposite the deleted percentages:

                                 Deleted %               Substituted %
clause (ii)(x)                   0.4375%                 0.275%
clause (ii)(y)                   0.6875%                 0.35%
clause (ii)(z)                   0.875%                  0.55%

          (b) the definition of "Commitment" hereby is amended by deleting the words "signature pages hereof" in the second and third lines thereof, and substituting therefor the words "Schedule of Commitments attached hereto"

          (c) the definition of "Mitsui Agreement" hereby is deleted in its entirety;

     3. Amendment to Section 2.03(b). Section 2.03(b) of the Credit Agreement hereby is amended by deleting the last sentence thereof and substituting therefor the following:

          Except as otherwise provided in the preceding sentence, the Borrower shall not make more than (x) 2 Money Market Quote Requests within any 5 consecutive Business Days and (y) 3 Money Market Quote Requests within any 10 consecutive Domestic Business Days.

     4. Amendment to Section 2.05(c). Section 2.05(c) of the Credit Agreement hereby is amended by: (i) deleting the phrase "May 31, 1995 and May 31, 1996" in the eleventh line thereof, and substituting therefor the phrase "May 31, 1995, May 31, 1996 and May 31, 1997"; and (ii) adding the following to the last sentence thereof:

          , and if the Termination Date is not extended for any additional one year period on or before May 31, 1996, then the Borrower may not request that the Termination Date be extended for an additional one year period on May 31, 1997.

     5. Amendment to Section 2.07(a). Section 2.07(a) of the Credit Agreement hereby is deleted in its entirety, and the following is substituted therefor:

          Section 2.07(a).  [INTENTIONALLY OMITTED]

     6. Amendment to Section 2.07(b). Section 2.07(b) of the Credit Agreement hereby is amended by deleting the percentages in clauses (ii) and
(iii) thereof, as set forth below, and substituting therefor the percentages set forth below opposite the deleted percentages:

                                 Deleted %               Substituted %
clause (ii)                      0.1875%                 0.15%
clause (iii)                     0.375%                  0.25%

     7. Amendment to Section 5.01(b). Section 5.01(b) of the Credit Agreement hereby is deleted in its entirety and the following is substituted therefor:

               (b) within 45 days after the end of each Fiscal Quarter of each Fiscal Year, a (i) consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statements of net earnings for such Fiscal Quarter and for that portion of the Fiscal Year ended with such Fiscal Quarter and the related statements of cash flows for that portion of the Fiscal Year ended with such Fiscal Quarter, setting forth (x) in the case of net earnings, in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year and (y) in the case of cash flow, in comparative form the figures for the corresponding portion of the previous Fiscal Year, and (ii) certification by the chief financial officer or the chief accounting officer of the Borrower that the financial statements referred to in clause (i) of this paragraph fairly present the consolidated financial position of the Borrower in conformity with GAAP (subject to normal year end adjustments);

     8. Amendment to Section 5.05. Section 5.05 of the Credit Agreement hereby is deleted in its entirety and the following is substituted therefor:

          Subsequent to December 31, 1993, Consolidated Tangible Net Worth will at no time be less than $300,000,000 plus (i) the sum of (x) 50% of the cumulative Net Proceeds of Capital Stock received during any period after December 31, 1993, calculated as of the end of each Fiscal Year, minus (ii) the sum of the redemption payments made by the Borrower in respect of the Cumulative Convertible Preferred Stock (provided, that, such redemption payments may not exceed during any Fiscal Year those amounts set forth on Schedule 1.01).

     9. Amendments to Section 5.09. Section 5.09 of the Credit Agreement hereby is amended in the following respects:

     (a) Section 5.09(a) hereby is amended by deleting the figure and symbol "7.5%" in the third line thereof and substituting therefor the figure and symbol "12.50%"

     (b) Section 5.09(c) hereby is amended by deleting the semicolon and the word "and" at the end thereof and substituting therefor a period.

     (c) Section 5.09(d) hereby is deleted in its entirety.

     10. Amendment to Section 5.13. Section 5.13 of the Credit Agreement hereby is deleted in its entirety and substituting therefor the following:

          The Borrower will not, nor will it permit any Subsidiary to, sell, lease or otherwise transfer all or any substantial part of its assets to any other Person, provided, that, the Borrower and its Consolidated Subsidiaries may sell (i) up to $100,000,000 of Consolidated Total Assets during the time period from the Closing Date to and including December 31, 1994, plus (ii) additional increments of Consolidated Total Assets sold in the ordinary course of business of up to $5,000,000 in each successive Fiscal Year subsequent to the Fiscal Year ended December 31, 1993, plus
(iii) additional increments of Consolidated Total Assets, whether or not sold in the ordinary course of business, of up to $30,000,000 in each successive Fiscal Year subsequent to the Fiscal Year ended December 31, 1994, plus (iv) any unused portion of permitted sales from any preceding Fiscal Year under clauses (i) and (iii).

     11. Amendments to Signature Pages; Schedule of Commitments. The signature pages to the Credit Agreement hereby are amended by deleting the amounts set forth opposite the name of each of the Banks, and all references on such pages to Commitments and Total Commitments. A Schedule of Commitments in the form of the Schedule of Commitments attached hereto hereby is added to the Credit Agreement immediately following the last signature page and prior to Exhibit A-1.

     12. Amendments to Compliance Certificate. The Compliance Certificate (Exhibit F to the Credit Agreement) hereby is amended by amending the Compliance Checklist attached thereto in the following respects:

     (a) Paragraph 3 of the Compliance Checklist is deleted in its entirety, and the following is substituted therefor:

          3.   Minimum Consolidated Tangible
               Net Worth (Section 5.05)

               (a)  $300,000,000

               (b)  50% of the cumulative Net
                    Proceeds of Capital Stock        $_________

               (c)  Sum of redemption payments
                    made in respect of Cumulative
                    Preferred Stock                  $_________

               (d)  Limitation on such redemption
                    payments per Schedule 1.01       $_________

               Required Minimum Consolidated
               Tangible Net Worth (the sum of
               (a) plus (b) minus the lesser of
               (c) and (d)                           $_________

               Consolidated Tangible Net
               Worth   Schedule - 1                  $_________

     (b) Paragraph 5 of the Compliance Checklist is deleted in its entirety, and the following is substituted therefor:

          5.   Negative Pledge (Section 5.09)

               (a)  Consolidated Total Assets        $_________

               (b)  Amount of Debt Secured
                    by Liens (other than those
                    referred to in clauses (b)
                    and (c) of Section 5.09)         $_________

               Limitation (product of (a)
               multiplied by  0.125)                 $_________

     13. Amendment to Exhibit A-2 Exhibit A-2 to the Credit Agreement hereby is deleted in its entirety and Exhibit A-2 hereto is substituted therefor.

     14. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this First Amendment and all other loan documents executed and/or delivered in connection herewith.

     15. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     16. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

     17. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     18. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     19. No Default. To induce the Agent and the Banks to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default (the Agent and the Banks hereby acknowledging and agreeing that the delivery prior to the date hereof of financial statements complying with the provisions of Section 5.01(b) of the Credit Agreement as modified by this First Amendment, shall constitute compliance with the provisions of Section 5.01(b) as in effect prior to the date of this First Amendment for all purposes) and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Obligations.

     20. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

     21. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

     22. Conditions Precedent. This First Amendment shall become effective only upon:

     (i) execution and delivery of this First Amendment by each of the parties hereto;

     (ii) execution and delivery of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors;

     (iii) receipt by the Agent of an opinion letter (together with any opinions of local counsel relied on therein) of David C. Anderson, counsel for the Borrower, dated as of the date hereof, substantially in the form of Exhibit A;

     (iv) receipt by the Agent of a certificate of incumbency of each of the Borrower and the Guarantors, signed by the Secretary or an Assistant Secretary of the Borrower and the Guarantors, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver this First Amendment and certified copies of the following items, for the Borrower : (i) Certificate/Articles of Incorporation, (ii) Bylaws, (iii) a certificate of the Secretary of State of the state of its incorporation as to its good standing as a corporation in that state, and (iv) the action taken by the Board of Directors authorizing the execution, delivery and performance of this First Amendment;

     (v) execution and delivery of a new Money Market Loan Note in the form of Exhibit A-2 for each of the Banks (and the old Money Market Loan Notes shall be canceled); and

     (vi) execution and delivery of a new Syndicated Loan Note in the form of Exhibit C for Wachovia (and the old Syndicated Loan Notes of Wachovia shall be canceled).

     IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks has caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                              AIRBORNE FREIGHT CORPORATION,
                              as Borrower                      (SEAL)

                              By:  /s/Lanny H. Michael
                                   --------------------------- --------
                                   Title:  Senior Vice President,
                                           Treasurer & Controller

                              WACHOVIA BANK OF GEORGIA, N.A.,
                              as Agent and as a Bank           (SEAL)

                              By:  /s/Douglas L. Williams
                                   -----------------------------------
                                   Title:  Senior Vice President
                                           Group Executive

                              ABN AMRO BANK N.V.,
                              as a Bank                        (SEAL)

                              By:  /s/J.J. Rice
                                   -----------------------------------
                                   Title:  Vice President

                              By:  /s/Leif H. Olsson
                                   -----------------------------------
                                   Title:  Group Vice President

                              UNITED STATES NATIONAL BANK OF OREGON,
                              as a Bank                        (SEAL)

                              By:  /s/Matthew S. Thoreson
                                   -----------------------------------
                                   Title:  Vice President

                              SEATTLE - FIRST NATIONAL BANK,
                              as a Bank                        (SEAL)

                              By:  /s/Stan Diddams
                                   -----------------------------------
                                   Title:  Vice President

                              CIBC, INC.,
                              as a Bank                        (SEAL)

                              By:  /s/Dean J. Decker
                                   -----------------------------------
                                   Title:  Assistant Vice President

                              NATIONAL CITY BANK, COLUMBUS,
                              as a Bank                        (SEAL)

                              By:  /s/Jeffrey L. Hawthorne
                                   -----------------------------------
                                   Title:  Vice President

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION,
                              as a Bank                        (SEAL)

                              By:  /s/Timothy C. Hintz
                                   -----------------------------------
                                   Title:  Vice President

                              THE BANK OF NEW YORK,
                              as a Bank                        (SEAL)

                              By:  /s/Robert Lonk
                                   -----------------------------------
                                   Title:  Vice President

                              NBD BANK, N.A.,
                              as a Bank                        (SEAL)

                              By:  /s/James R. Frye
                                   -----------------------------------
                                   Title:  First Vice President

                          SCHEDULE OF COMMITMENTS

Bank                                             Commitment
Wachovia Bank of Georgia, N.A.                   $ 50,000,000

ABN AMRO Bank N.V.                               $ 30,000,000

United States National Bank of Oregon            $ 30,000,000

Seattle - First National Bank                    $ 30,000,000

CIBC, Inc.                                       $ 25,000,000

National City Bank, Columbus                     $ 25,000,000

Bank of America National Trust
   and Savings Association                       $ 20,000,000

The Bank of New York                             $ 20,000,000

NBD Bank, N.A.                                   $ 20,000,000
                                                 ------------
Total Commitments                                $250,000,000
                                                 ============

                                                  EXHIBIT A

                                OPINION OF
                         COUNSEL FOR THE BORROWER
                                                           [Date]

To the Banks and the Agent
Referred to Below
c/o Wachovia Bank of Georgia, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn:  Syndications Group

Dear Sirs:

     I am Corporate Secretary-Counsel of Airborne Freight Corporation (the "Borrower") and have acted as counsel for the Borrower in connection with the First Amendment to Credit Agreement (the "First Amendment") dated as of March 31, 1995, among the Borrower, the banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent. Capitalized terms contained herein but not defined herein shall have the meanings attributed thereto in the First Amendment or in the Credit Agreement referred to therein.

     I have examined such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. For purposes of this opinion, I have assumed the genuineness of all signatures, the authenticity of all documents provided to us as originals, the conformity to authentic original documents of all documents provided to us as certified, conformed or photostatic copies, and the completeness and accuracy of all certificates obtained from public officials. As to questions of fact material to the following opinions, when all of the facts were not independently established, I have relied upon oral and written representations of officers and representatives of the Borrower, without any independent investigation or confirmation; provided, that in connection with any such reliance, I have no reason to believe that such representations are untrue. I have also assumed that the First Amendment has been duly authorized, executed and delivered by each Bank and by the Agent, and that the First Amendment constitutes the valid and binding obligation of each Bank and of the Agent.

     As used in this opinion, the phrase "actual knowledge" or "my actual knowledge" means such knowledge as I have obtained from (a) my review of
(i) the First Amendment and (ii) the Certificate of Incorporation, Bylaws, and minutes of meetings and consent resolutions of the Board of Directors of the Borrower; and (b) inquiry of officers of the Borrower, and written certificates furnished to me by such officers, but without further investigation or verification on my part. "Actual knowledge" does not include constructive or inquiry knowledge other than the knowledge acquired as a result of the inquiries described in (b) of the preceding sentence.

                                  Opinion

     Based upon the foregoing and subject to the assumptions and qualifications set out herein, I am of the opinion that:

     1. The execution, delivery and performance by the Borrower of the First Amendment (i) is within the Borrower's corporate powers, (ii) has been duly authorized by all necessary corporate action, (iii) requires no action by or in respect of, or filing with, any governmental body, agency or official, (iv) does not contravene, or constitute a default under, the certificate of incorporation or by-laws of the Borrower, or any provision of applicable law or regulation or, to my actual knowledge, any agreement, judgment, injunction, order, decree or other instrument, which is binding upon the Borrower, and (v) to my actual knowledge, does not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

     2. The First Amendment constitutes a valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

     3. To my actual knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner questions the validity or enforceability of the First Amendment, the Credit Agreement, the Guaranty or any Note.

                      Qualifications and Limitations

     The opinions rendered herein are subject to and qualified in all respects by the following qualifications and limitations:

     a. My opinion as to the enforceability of the First Amendment is limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or remedies or to the collection of debtors' obligations generally, (ii) general principles of equity and public policy including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law), and (iii) principles governing the availability of specific performance, injunctive relief, or any other equitable remedy, which generally provide that the award of such remedies is in the discretion of the court to which application for such relief is made.

     b. The enforceability of the First Amendment is limited by Washington decisions which permit the admission of extrinsic evidence, both oral and written, to ascertain the intent of the parties to documents, regardless of the presence or absence of ambiguity in any of such agreements or instruments and regardless of a statement by the party in the documents that such agreements or instruments constitute an integrated expression of their agreement (Berg v. Hudesman, 115 Wn.2d 657 (1990)).

     c. I note that the First Amendment provides that it is to be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia. For purposes of this opinion, and except as otherwise provided in paragraph d. below, you have authorized us to assume that the First Amendment and all related documents and instruments provide for the application of, and will be governed by and construed in accordance with, Washington law (without regard to Washington law regarding choice of law or conflict of law).

     d. In all respects, the opinions expressed herein are based on the laws and facts existing on the date hereof, and no opinion is expressed with respect to the effect of any subsequent change in such law or facts. My opinion is limited to the effects, on the persons and transactions herein described, of (i) the laws of the State of Washington, (ii) as to the opinions expressed in paragraph 1 above concerning corporate status, standing, power and authorization, the corporate laws of the State of Delaware, and (iii) except as provided in paragraph e. below, the federal laws of the United States, all as presently in force. I express no opinion as to the applicability or effect of the laws of any other jurisdiction.

     e. I express no opinion regarding matters of federal or state aviation or transportation law.

     f. The foregoing opinions, to the extent they relate to the organization, existence, good standing and qualification of Borrower are based solely upon my review of the certificates of incorporation and good standing certificate of Borrower, copies of which have been provided to you.

     This opinion is delivered to you in connection with the transaction referenced above and may be relied upon only by you, any Assignee, Participant or other Transferee under the Credit Agreement and by no other person or entity without my prior written consent.


                              Very truly yours,


                              ---------------------
                              David C. Anderson
                                                      EXHIBIT A-2


                          MONEY MARKET LOAN NOTE

                           As of March 31, 1995


          For value received, AIRBORNE FREIGHT CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of ___________________, (the "Bank"), for the account of its Lending Office, the unpaid principal amount of each Money Market Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

          All Money Market Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This Note is one of the Money Market Loan Notes referred to in the Credit Agreement dated as of November 19, 1993 among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent (as amended as of even date herewith and as the same may hereafter be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

          IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                             AIRBORNE FREIGHT CORPORATION  (SEAL)


                             By: ________________________________
                                 Title:

                      LOANS AND PAYMENTS OF PRINCIPAL

                         Amount      Amount of       Stated
         Interest        of          Principal       Mat         Notation
Date     Rate            Loan        Repaid          Date        Made By

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                                                      EXHIBIT C

                           SYNDICATED LOAN NOTE

                           As of March 31, 1995

         For value received, AIRBORNE FREIGHT CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of Wachovia Bank of Georgia, a national bank (the "Bank"), for the account of its Lending Office, the principal sum of FIFTY MILLION and No/100 Dollars ($50,000,000), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Syndicated Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Note is one of the Syndicated Loan Notes referred to in the Credit Agreement dated as of November 19, 1993 among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent (as amended on even date herewith and as the same may hereafter be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                             AIRBORNE FREIGHT CORPORATION  (SEAL)

                             By: ________________________________
                                 Title:

                      LOANS AND PAYMENTS OF PRINCIPAL

         Base Rate       Amoun        Amount of
         or Euro-        of           Principal     Maturity    Notation
Date     Dollar Loan     Loan         Repaid        Date        Made By


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                  CONSENT AND REAFFIRMATION OF GUARANTORS

     Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment to Credit Agreement (the "First Amendment"), (ii) consents to the execution and delivery of the First Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of November 19, 1993 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         ABX AIR, INC.                      (SEAL)


         By:  /s/Carl Donaway
              -----------------------------------
              Title:  President & CEO

         AIRBORNE FORWARDING CORPORATION    (SEAL)


         By:  /s/Lanny H. Michael
              -----------------------------------
              Title:  Treasurer